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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported): February 4, 1997

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                      Noise Cancellation Technologies, Inc.
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                       (Exact name of Registrant as specified in Charter)


       Delaware              0-18267                    59-2501025
(State or other juris-       (Commission                (IRS Employer
diction of incorporation)    File Number)               Identification
                                                        Number)

1025 West Nursery Road, Suite 120, Linthicum, Maryland        2 1 0 9 0
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code:           (410) 636-8700


                                      None
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                  (Former name or former address, if changes since last report)




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 Item 7. Exhibits
                                                                 Sequential
Exhibit No.       Description                                       Page
1(a)              Offshore Debenture Securities Subscription
                  Agreement dated January 31, 1997, between
                  Noise Cancellation Technologies, Inc. and
                  Willora Company, Ltd.

4(a)              Form of Noise Cancellation Technologies, Inc.
                  8% Convertible Debenture due January 31, 2000.

4(b)              Form of Noise Cancellation Technologies, Inc.
                  Warrant to Purchase Common Stock Issued to
                  Willora Company, Ltd.




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Item 9.  Sales of Equity Securities Pursuant to Regulation S

(a) February 4, 1997. Eight Percent (8%) Non-Voting Subordinated Convertible Debentures Due January 31, 2000 each in the principal amount of fifty thousand dollars ($50,000) (the "Debentures"). Debentures in the aggregate principal amount of one million five hundred thousand dollars ($1,500,000.00) together with a Warrant to purchase up to seventy-five thousand (75,000) shares of Registrant's Common Stock and two hundred eighteen thousand one hundred eighty-two (218,182) shares of Registrant's Common Stock were sold and delivered on February 4, 1997. Debentures in the aggregate principal amount of five hundred thousand dollars ($500,000.00) together with a Warrant to purchase up to twenty-five thousand (25,000) shares of Registrant's Common Stock and the number of shares to be determined as described in (c) below are to be sold and delivered on the date the purchaser of the Debentures converts Debentures sold and delivered on February 4, 1997, in an aggregate principal amount of seven hundred fifty thousand dollars ($750,000.00) or more.

(b) Name of placement agents - None. Identity of person to which the Registrant sold the Debentures and Warrants - Willora Company, Ltd., c/o Betuvo A.G., Baarestrasse 73, Zug, Switzerland (the "Purchaser").

(c) Total offering price - two million dollars ($2,000,000.00). Total commissions None. In consideration of the Purchaser's undertaking to defend and indemnify the Registrant against any and all claims by third parties for placement fees, commissions or any other amounts relating to this sale of securities, the Registrant issued the Purchaser one hundred fifty thousand dollars ($150,000.00) of Registrant's Common Stock on February 4, 1997, at the closing bid price of such Common Stock on that date and will either pay the Purchaser fifty thousand dollars ($50,000.00) in cash or issue the Purchaser an additional fifty thousand dollars ($50,000.00) of such Common Stock on the date of the sale and delivery of the second tranche of Debentures in the aggregate principal amount of five hundred thousand dollars ($500,000.00) at the closing bid price of such Common Stock on that date.


(d) Exemption from registration claimed under Regulation S promulgated under the Securities Act of 1933, as amended (respectively, "Regulation S" and the "Act"). To the best of the Registrant's knowledge and belief and in accordance with representations and warranties made by the Purchaser of the Debentures, the Purchaser is not a "U.S. Person" as defined under Regulation S, the Registrant did not engage in any "directed selling efforts" as defined under Regulation S in connection with the offer or sale of the Debentures, Warrants and Common Stock and said offer and sale complied in all other respects with the provisions of Regulation S required to permit the sale of the Debentures, Warrants and Common Stock by the Registrant without compliance with the registration requirements of the Act.


(e) The  holder  of the  Debentures  is  entitled,  at its  option,  at any time commencing on or after forty-five (45) days after the closing date of the purchase thereof (the "Closing Date") to convert the full unpaid principal amount of the Debentures into shares of Common Stock of the Registrant (the "Conversion Shares") at a conversion price (the "Conversion Price") for each Conversion Share equal to the lesser of eighty-five percent (85%) of the closing bid of the Common Stock on the Closing Date or seventy percent (70%) of the average closing bid price of the Common Stock for the five (5) NASDAQ trading days immediately preceding the date of conversion as reported by the National Association of Securities Dealers Automated Quotation System (or, if not quoted on NASDAQ, as reported by any other recognized quotation system on which the price of the Common Stock is quoted). Provided, however, that in no event shall the aggregate number of Conversion Shares issuable upon conversion of all of the Debentures when added to the number of shares of Registrant's Common Stock issuable upon exercise of the Warrants exceed eleven million (11,000,000) shares of Common Stock. Provided further that in the event of the termination of the inclusion of the Common Stock in The NASDAQ Stock Market National Market System,
(i) the Conversion Price shall be the lesser of eighty-five percent (85%) of the closing bid price of the Common Stock on the Closing Date or sixty percent (60%) of the average closing bid price of the Common Stock as reported on NASDAQ (or, if not quoted on NASDAQ, as reported by any other recognized quotation system on which the price of the Common Stock is quoted) for the five (5) NASDAQ Trading Days immediately preceding the Conversion Date; and (ii) the maximum limit of eleven million (11,000,000) shares on the aggregate number of Conversion Shares and Warrant Shares that may be issued upon the conversion of the Debentures and the exercise of the Warrants shall not be applicable. The number of Conversion Shares to be received by the holder on conversion shall be the product of the unpaid principal amount of the Debentures being converted divided by the Conversion Price. The Registrant may, at its own option, cause the automatic conversion into Conversion Shares of all or any part of the Debentures after February 15, 1998 at the aforesaid Conversion Price. The Registrant may exercise its option to cause the automatic conversion as set forth herein after sixty
(60) days notice to the holder during which sixty (60) days the holder may convert in accordance with the holder's conversion privileges. After the sixty
(60) days and the exercise of said automatic conversion, Registrant may only exercise further automatic conversion(s) in connection with not less than twenty-five percent (25%) of the then remaining amounts of outstanding Conversion Shares pertaining to all of the unconverted Debentures per automatic conversion and only after thirty (30) days notice to the holder during which thirty (30) days the holder may convert in accordance with the holder's conversion privileges. Payment of each interest payment payable under the Debentures may, at the Registrant's option, be made in cash or by delivery of shares of the Registrant's Common Stock. The number of shares to be delivered shall be based on one hundred percent (100%) of the average closing bid price of the Registrant's Common Stock as reported on NASDAQ (or, if not quoted on NASDAQ, as reported by any other recognized quotation system on which the price of the Common Stock is quoted) for the Five (5) Trading Days immediately preceding the record date for the interest payment.


The holder of the Warrants is entitled, at its option, at any time for a two (2) year period commencing on the forty-sixth (46th) day after the Closing Date on which the Warrant was granted and delivered to purchase up to the maximum number of shares of Registrant's Common Stock covered by the Warrant at a price per share equal to the closing bid of such Common Stock on the applicable Closing Date.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NOISE CANCELLATION TECHNOLOGIES, INC.


                           By:      /s/ STEPHEN J. FOGARTY
                                 Stephen J. Fogarty
                                 Senior Vice President and
                                 Chief Financial Officer

Dated:  February 7, 1997







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